Third Quarter 2020 Earnings Presentation November 6, 2020 Exhibit 99.2

Forward-Looking and Cautionary Statements This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Penn Virginia expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, (1) Penn Virginia’s future production and capital expenditures, its ability to maintain low cost structure, the impact of Gulf Coast pricing, the benefits of its hedge positions and resumption of the drilling program, and its ability to manage leverage and operate within cash flow, and (2) statements regarding the transactions with Juniper described herein (the “Transaction”) and pro forma descriptions of the post-Transaction company and its operations, integration, debt levels, acreage, well performance, development plans, per unit costs, ability to maintain production within cash flow, production, cash flows, synergies, opportunities and anticipated future performance. Pro forma information should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction; the ability to successfully integrate the assets to be acquired in the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the contribution agreements related to the Transaction; the possibility that shareholders of Penn Virginia may not approve the issuance of equity in the Transaction or there may be a delay in receiving expected shareholder approval; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; the risk that any announcements relating to the Transaction could have adverse effects on the market price of Penn Virginia’s common stock; the risk that changes in Penn Virginia’s capital structure and governance, including its status as a controlled company, could have adverse effects on the market value of its securities; the ability of Penn Virginia to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers and on Penn Virginia’s operating results and business generally; the risk the pending Transaction could distract management from ongoing business operations or cause Penn Virginia to incur substantial costs; the risk that the expanded acreage footprint does not allow for longer laterals, lower per unit operating expenses, and increased number of wells per pad as expected; the ability of Penn Virginia to develop drilling locations, which do not represent oil and gas reserves, into production or proved reserves; the risk that Penn Virginia may be unable to reduce expenses or access financing or liquidity; the risk that the Company does not realize expected benefits of its hedges; the impact of the COVID-19 pandemic, the related economic downturn and the related substantial decline in demand for oil and natural gas; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Penn Virginia’s control, including those detailed in Penn Virginia’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on Penn Virginia’s website at www.pennvirginia.com and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. All forward-looking statements are based on assumptions that Penn Virginia believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Penn Virginia undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Additional Information and Where to Find It In connection with the Transaction, Penn Virginia will file a proxy statement and other documents with the SEC. Investors and security holders are urged to carefully read the definitive proxy statement when it becomes available because it will contain important information regarding the Transaction. A definitive proxy statement will be sent to shareholders of Penn Virginia relating to the approval of, among other things, the issuance of Penn Virginia equity securities in the Transaction. This communication is not a substitute for any proxy statement or any other document which Penn Virginia may file with the SEC in connection with the proposed Transaction. INVESTORS AND SECURITY HOLDERS OF PENN VIRGINIA ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by Penn Virginia with the SEC at the SEC’s website, www.sec.gov. The definitive proxy statement (when available) and such other documents relating to Penn Virginia may also be obtained free-of-charge by directing a request to Penn Virginia, Attn: Clay Jeansonne, 16285 Park Ten Place, Suite 500, Houston, TX 77084, or from Penn Virginia’s website, www.pennvirginia.com. Penn Virginia and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Transaction. Information concerning the interests of the persons who may be “participants” in the solicitation will be set forth in the definitive proxy statement when it is filed with the SEC. Information about Penn Virginia’s executive officers and directors can be found in the above-referenced proxy statement when it becomes available and in Penn Virginia’s proxy statement relating to its 2020 Annual Meeting of Shareholders filed with the SEC on April 7, 2020 and Penn Virginia’s Current Report on Form 8-K filed with the SEC on August 21, 2020. Definitions Proved reserves are those quantities of oil and gas which, by analysis of geosciences and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions, operating methods and government regulation before the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether the estimate is a deterministic estimate or probabilistic estimate. Proved developed reserves are proved reserves that can be expected to be recovered: (a) through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared with the cost of a new well; or (b) through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is means not involving a well. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves, but which are as likely than not to be recoverable (there should be at least a 50% probability that the quantities actually recovered will equal or exceed the proved plus probable reserve estimates). Possible reserves are those additional reserves that are less certain to be recoverable than probable reserves (there should be at least a 10% probability that the total quantities actually recovered will equal or exceed the proved plus probable plus possible reserve estimates). Estimated ultimate recovery (EUR) is the sum of reserves remaining as of a given date and cumulative production as of that date. EUR is a measure that by its nature is more speculative than estimates of reserves prepared in accordance with SEC definitions and guidelines and accordingly is less certain. Cautionary Statements The estimates and guidance presented in this presentation, including those regarding inventory of drilling locations and expected free cash flow, are based on assumptions of capital expenditure levels, prices for oil, natural gas and NGLs, current indications of supply and demand for oil, well results and operating costs. The guidance, estimates and type curves provided or used in this presentation do not constitute any form of guarantee or assurance that the matters indicated will be achieved. Statements regarding inventory are based on current information, assumptions regarding well costs, the drilling program and economics and are subject to material change. The number of locations shown as being in the Company’s current estimated inventory is not a guarantee of the number of wells that will actually be drilled and completed or the results or return that will be achieved. While we believe these estimates and the assumptions on which they are based are reasonable, they are inherently uncertain and are subject to, among other things, significant business, economic, operational and regulatory risks and uncertainties and are subject to material revision. Actual results may differ materially from estimates and guidance. Reconciliation of Non‐GAAP Financial Measures This presentation contains references to certain non‐GAAP financial measures. Reconciliations between GAAP and non‐GAAP financial measures are available in the appendix to this presentation. The non-GAAP financial measures presented may not provide information that is directly comparable to that provided by other companies, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company views these non-GAAP financial measures as supplemental and they are not intended to be a substitute for, or superior to, the information provided by GAAP financial results.

Transformational Equity Investment from Juniper Capital Completely restructures balance sheet, adding substantial equity and reducing debt ü Gonzales Lavaca De Witt Fayette TEXAS Lavaca Fayette TX No Significant Near-Term Maturities Increase in Size and Scale Premier Oil and Gas Asset Base Prudent Risk Management Low Leverage / Strong Liquidity Increases scale, cash flow and drilling inventory with synergistic bolt-on assets ü Creates a “Basin Leader” positioned to demonstrate asset quality with proven geology ü Leadership team and board committed to improved operations, low costs and prudent risk management ü For more information on the Juniper Transaction please see the press release and presentation dated November 3, 2020.

Transaction Overview Transformative Transaction Creates Well Positioned Company (1) Juniper Capital’s ownership will be effected through an “Up-C” structure, which allows for tax efficient distributions in the future. Ownership Juniper Capital, an experienced upstream-focused private equity firm, will own equity of ~59% of the Company, pro forma for the transaction(1) in exchange for: a cash investment of $150 MM at $8.75 per share, a 13% premium; and a contribution of O&G assets valued at ~$38.4 MM Governance Board of directors immediately following the closing will include the CEO, the current independent Penn Virginia directors and five directors to be nominated by Juniper Capital Penn Virginia’s current CEO, Darrin Henke, and senior management team will remain in place immediately following the transaction Leadership Subject to the satisfaction of customary closing conditions, including requisite shareholder and regulatory approvals as well as approval under the Company’s credit facility Transaction expected to close Q1 2021 Approval & Timing No Significant Near-Term Maturities Increase in Size and Scale Premier Oil and Gas Asset Base Prudent Risk Management Low Leverage / Strong Liquidity

PVAC Investment Thesis Ability to Generate Free Cash Flow Expect to be Free Cash Flow Positive for Full Year 2020(1) Free cash flow is a non-GAAP financial measure. Definitions of non-GAAP financial measures and reconciliations of non-GAAP financial measures to the closest GAAP-based financial measures appear at the end of this presentation. Highly Weighted to Oil Low Cos t / High Margin Strong Hedge Position Low Leverage

Company Overview 98,300 gross (86,200 net) acres(1) in Gonzales, Fayette, Lavaca and DeWitt counties; 99% Operated; 93% HBP Sales: 76% oil / 90% liquids(2); access to LLS/MEH markets High adjusted EBITDAX(3) margins Robust Hedge Book to Help Mitigate Commodity Price Volatility Generating Free Cash Flow(3) Eagle Ford Net Acreage: 86,200(1) (93% HBP) Houston (HQ) Condensate Oil Gas As of September 30, 2020. For the third quarter 2020. Adjusted EBITDAX and Free Cash Flow are non-GAAP financial measures that are defined and reconciled in the appendix of this presentation.

3Q 2020 Highlights Includes Realized Hedge Gains. These non-GAAP financial measures are defined and reconciled in the appendix of this presentation. Note: Leverage Ratio is defined as Net Debt to LTM Adjusted EBITDAX. Net Debt and Adjust EBITDAX are non-GAAP measures defined and reconciled in the Appendix. $MM Adjusted EBITDAX Leverage Ratio Generated Free Cash Flow for 3Q'20(2) Strong Realized Oil Price Bbl Realized Hedge Gains Total Sales BOPD BOEPD Oil Total Oil Sales Adjusted Direct Operating Expenses per BOE Significant Adjusted Net Income per Share and FCF $1.14(2) $33.6(2) 3Q'20 FCF 3Q'20 $MM

Well Positioned in Oil Window of the Eagle Ford We Believe PVAC Is One of The Oiliest Small Caps of Its Peers BOPD Low Cost/ High Margin Low Leverage Ability to Generate Free Cash Flow Strong Hedge Position Highly Weighted to Oil Due to Production & Activity Curtailment

Gulf Coast Advantage – Selling into MEH Market

PENN VIRGINIA CORPORATION

Highly Weighted to Oil → Low Cost/ High Margin → Strong Hedge Position → Low Leverage → Ability to Generate Free Cash Flow

MEH – Premium Over WTI and Midland Prices

- 3Q 2020 Sales: 90% Liquids; 76% Oil
- Receives MEH Pricing, Premium Over WTI and Midland
- Realized $48.28 per Barrel in 3Q 2020. Includes $10.89 per Barrel of Realized Hedge Gains
- Blended Oil Yields ~44 Degree API Gravity

3Q 2020 Sales Mix

Production Mix



10%
76%
14%
Oil
NGLs
Natural Gas

LLS vs. WTI vs. MEH and Midland Pricing



$2
$1
$0
-$1
Jul '20
Aug '20
Sep '20
LLS $1.28
MEH $0.65
Mid $0.04
WTI

9

Low Operating Expense



Highly Weighted to Oil
Low Cost/ High Margin
Strong Hedge Position
Low Leverage
Ability to Generate Free Cash Flow

- 3Q'20 LOE per BOE declined by ~36% from 2017
- 3Q'20 Adjusted Cash G&A[1] per BOE declined by ~24% from 2017

Focused on Costs



$14.40
$11.99
$11.36
$11.71
$10.87
$10.88
Decreased by ~24%
2017
2018
2019
1Q'20
2Q'20
3Q'20

Adjusted Direct Operating Expenses per BOE[1][2]

1) Adjusted Cash G&A per BOE and Adjusted Direct Operating Expenses per BOE are non-GAAP financial measures. Definitions of non-GAAP financial measures and reconciliations of non-GAAP financial measures to the closest GAAP-based financial measures appear at the end of this presentation.
2) Adjusted Direct Operating Expenses per BOE is comprised of the sum of (Lease Operating Expense + GPT Expense + Adjusted Cash G&A Expense[1] + Production and Ad Valorem Taxes)/Total Production.

10

Strong Margin Note: Margin = Adjusted EBITDAX per BOE/WTI Price. Adjusted EBITDAX per BOE is a non-GAAP financial measure. Definitions of non-GAAP financial measures and reconciliations of non-GAAP financial measures to the closest GAAP-based financial measures appear at the end of this presentation. MEH Pricing and Low Cost Structure Yield Strong Margins WTI Price Margin/WTI Low Cost/ High Margin Low Leverage Ability to Generate Free Cash Flow Strong Hedge Position Highly Weighted to Oil $28.00 Greater than 100% due to significant realized hedge gains High Adjusted EBITDAX per BOE(1)

Strong Oil Hedge Position Oil Barrels Per Day Mitigating Commodity Price Volatility Through Proactive Hedging Program Note: As of November 2, 2020. 0.35 million barrels (“MMBbls”) of 4Q’20 oil volumes are subjected to sold put options with a strike price of $43.55 per Bbls and 2.65 MMBbls of 2021 oil volumes are subjected to sold put options with an average strike price of approximately $36.74 per Bbls. See appendix for more detail. $46.29 - $54.08 $44.50 - $53.53 $55.92 $55.89 $45.54 $40.67 - $53.50 Low Cost/ High Margin Low Leverage Ability to Generate Free Cash Flow Strong Hedge Position Highly Weighted to Oil $40.67 - $53.50 $55.89 Collar (WTI) Swap (WTI) Basis Swap (MEH-WTI) Put (WTI) Basis Swap (WTI CMA Roll) $45.54 $40.00 - $50.00 4Q'21 3Q'21 1Q'21 2Q'21 4Q'20 1Q'22 1Q'23 2Q'22 3Q'22 4Q'22 2Q'23

Low Leverage Pro forma for acquisitions and divestitures. Leverage Ratio is defined as Net Debt to LTM Adjusted EBITDAX. Net Debt and Adjust EBITDAX are non-GAAP measures defined and reconciled in the Appendix of this presentation. Leverage Ratio(2) Low Cost/ High Margin Low Leverage Ability to Generate Free Cash Flow Strong Hedge Position Highly Weighted to Oil

Investment Thesis Highly Weighted to Oil Low Cost/ High Margin Strong Hedge Position Low Leverage Ability to Generate Free Cash Flow

Appendix

Commodity Hedge Summary – Quarterly(1)

PENN VIRGINIA CORPORATION

	4Q'20	1Q'21	2Q'21	3Q'21	4Q'21	1Q'22	2Q'22	3Q'22	4Q'22	1Q'23	2Q'23
Hedges											
WTI Swaps (BO/d)	11,261	3,333	3,297	815	815	–	–	–	–	–	–
WTI Average Fixed Price ($/Bbl)	$55.92	$55.89	$55.89	$45.54	$45.54	–	–	–	–	–	–
WTI Collars (BO/d)	2,543	8,889	6,593	4,891	4,891	417	412	408	408	417	412
WTI Average Purchased Put ($/Bbl)	$46.29	$43.38	$44.50	$40.67	$40.67	$40.00	$40.00	$40.00	$40.00	$40.00	$40.00
WTI Average Sold Call ($/Bbl)	$54.08	$50.93	$53.53	$53.50	$53.50	$50.00	$50.00	$50.00	$50.00	$50.00	$50.00
WTI Purchased Puts (BO/d)	1,087	–	–	–	–	–	–	–	–	–	–
WTI Average Purchased Put ($/Bbl)	$40.50	–	–	–	–	–	–	–	–	–	–
WTI Purchased Puts (BO/d)	1,630	–	–	–	–	–	–	–	–	–	–
WTI Average Purchased Put ($/Bbl)	$40.00	–	–	–	–	–	–	–	–	–	–
WTI Sold Puts (BO/d)	3,783	6,111	11,538	5,707	5,707	–	–	–	–	–	–
WTI Average Sold Put ($/Bbl)	$43.55	$39.41	$36.93	$35.14	$35.14	–	–	–	–	–	–
MEH-WTI Basis Swaps (BO/d)	7,435	–	–	–	–	–	–	–	–	–	–
MEH-WTI Average Fixed Basis Price ($/Bbl)	$1.20	–	–	–	–	–	–	–	–	–	–
WTI CMA Roll Basis Swaps (BO/d)	6,522	–	–	–	–	–	–	–	–	–	–
WTI CMA Roll Average Fixed Price ($/Bbl)	($0.49)	–	–	–	–	–	–	–	–	–	–
HH Collars (MMBtu/d)	12,804	10,000	9,890	9,783	9,783	–	–	–	–	–	–
HH Average Purchased Put ($/MMBtu)	$2.000	$2.607	$2.607	$2.607	$2.607	–	–	–	–	–	–
HH Average Sold Call ($/MMBtu)	$2.207	$3.117	$3.117	$3.117	$3.117	–	–	–	–	–	–
HH Sold Puts (MMBtu/d)	–	6,667	6,593	6,522	6,522	–	–	–	–	–	–
HH Average Sold Put Strike ($/MMBtu)	–	$2.000	$2.000	$2.000	$2.000	–	–	–	–	–	–

1) As of November 2, 2020.

16

Reconciliation of GAAP "Net Income" to Non-GAAP "Adjusted Net Income“ Reconciliation of GAAP “Net loss to Non-GAAP “Adjusted Net Income” Adjusted net income is a non-GAAP financial measure that represents net loss adjusted to include net realized settlements of derivatives and exclude the effects, net of income taxes, of non-cash changes in the fair value of derivatives, impairment of oil and gas properties, acquisition, divestiture and strategic transaction costs, organizational restructuring, including severance, other net items and income tax effect of adjustments. We believe that Non-GAAP adjusted net income and non-GAAP adjusted net income per share amounts provide meaningful supplemental information regarding our operational performance. This information facilitates management’s internal comparisons to the Company’s historical operating results as well as to the operating results of our competitors. Since management finds this measure to be useful, the Company believes that our investors can benefit by evaluating both non-GAAP and GAAP results. Adjusted net income non-GAAP is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net loss. 3Q'20 (in thousands, except per share amounts) Net loss   $ (243,413) Adjustments for derivatives: Net losses   6,891 Realized settlements, net 17,623 Impairment of oil and gas properties   235,989 Acquisition, divestiture and strategic transaction costs 525 Organizational restructuring, including severance   1,372 Income tax effect of adjustments (1,669) Non-GAAP Adjusted net income   $ 17,318 Net loss, per diluted share $ (16.03) Non-GAAP Adjusted net income, per diluted share   $ 1.14

Reconciliation of GAAP "Net Income" to Non-GAAP "Adjusted EBITDAX“

PENN VIRGINIA CORPORATION

Reconciliation of GAAP "Net income (loss)" to Non-GAAP "Adjusted EBITDAX"

Adjusted EBITDAX represents net income (loss) before interest expense, income taxes, impairments of oil and gas properties, depreciation, depletion and amortization expense and share-based compensation expense, further adjusted to include the net commodity realized settlements of derivatives and exclude the effects of gains and losses on sales of assets, non-cash changes in the fair value of derivatives, and special items including acquisition, divestiture, and strategic transaction costs, organizational restructuring, including severance, and other items. We believe this presentation is commonly used by investors and professional research analysts for the valuation, comparison, rating, investment recommendations of companies within the oil and gas exploration and production industry. We use this information for comparative purposes within our industry. Adjusted EBITDAX is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net income (loss). Adjusted EBITDAX as defined by Penn Virginia may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net income (loss) and other measures prepared in accordance with GAAP, such as operating income or cash flows from operating activities. Adjusted EBITDAX should not be considered in isolation or as a substitute for an analysis of Penn Virginia's results as reported under GAAP.

							Year Ended December 31,		
	3Q'20	2Q'20	1Q'20	4Q'19	3Q'19	2Q'19	2019	2018	2017
	(in thousands, except per BOE amounts)								
Net income (loss)	$ (243,413)	$ (94,715)	$ 163,094	$ 3,299	$ 54,362	$ 51,625	$ 70,589	$ 224,785	$ 32,662
Adjustments to reconcile to Adjusted EBITDAX:									
Interest expense, net	7,497	8,536	8,180	8,541	8,736	9,056	35,811	26,462	6,392
Income tax (benefit) expense	(1,558)	(690)	1,138	401	942	818	2,137	523	(4,943)
Impairments of oil and gas properties	235,989	35,509	-	-	-	-	-	-	-
Depreciation, depletion and amortization	37,038	37,135	40,718	44,882	46,519	44,298	174,569	127,961	48,649
Share-based compensation expense (equity-classified)	775	951	856	981	1,046	1,017	4,082	4,618	3,809
(Gain) loss on sales of assets, net	-	(8)	(6)	113	(77)	(16)	(5)	177	36
Adjustments for derivatives:									
Net losses (gains)	6,891	34,349	(151,119)	37,965	(24,248)	(13,603)	68,131	(37,427)	17,819
Realized commodity settlements net	18,542	45,721	15,631	(1,440)	(788)	(6,584)	(10,501)	(42,447)	(4,175)
Adjustment for special items:									
Acquisition, divestiture and strategic transaction costs	525	-	-	-	-	76	800	3,960	1,340
Organizational restructuring, including severance	1,372	-	-	-	-	-	-	-	-
Executive retirement costs	-	-	-	-	-	-	-	250	-
Other, net	-	-	-	4	228	-	232	(193)	-
Reorganization items, net	-	-	-	-	-	-	-	(3,322)	
Restructuring expenses	-	-	-	-	-	-	-	-	(20)
Adjusted EBITDAX	$ 63,658	$ 66,788	$ 78,492	$ 94,746	$ 86,720	$ 86,687	$ 345,845	$ 305,347	$ 101,569
Net income (loss) per BOE	$ (108.90)	$ (42.28)	$ 67.02	$ 1.22	$ 20.37	$ 20.37	$ 6.97	$ 28.30	$ 8.64
Adjusted EBITDAX per BOE	$ 28.48	$ 29.81	$ 32.26	$ 35.13	$ 32.50	$ 34.21	$ 34.17	$ 38.44	$ 26.88

18

Reconciliation of GAAP "Operating expenses" to Non-GAAP "Adjusted Direct Operating Expenses and Adjusted Direct Operating Expenses per BOE"

PENN VIRGINIA CORPORATION

Reconciliation of GAAP "Operating Expenses" to Non-GAAP "Adjusted Direct Operating Expenses and Adjusted Direct Operating Expenses per BOE"

Adjusted direct operating expenses and adjusted direct operating expenses per BOE are a supplemental non-GAAP financial measure that excludes certain non-recurring expenses and non-cash expenses. We believe that the non-GAAP measure of Adjusted total direct operating expense per BOE is useful to investors because it provides readers with a meaningful measure of our cost profile and provides for greater comparability period-over-period.

				Year Ended December 31,		
	3Q'20	2Q'20	1Q'20	2019	2018	2017
	(in thousands, except per BOE amounts)					
Operating expenses - GAAP	$ 300,015	$ 97,947	$ 70,078	$ 294,395	$ 232,077	$ 108,182
Less:						
Share-based compensation - equity-classified awards	(775)	(951)	(856)	(4,082)	(4,618)	(3,809)
Impairments of oil and gas properties	(235,989)	(35,509)	-			
Depreciation, depletion and amortization	(37,038)	(37,135)	(40,718)	(174,569)	(127,961)	(48,649)
Total cash direct operating expenses	26,213	24,352	28,504	115,744	99,498	55,724
Significant special charges:						
Acquisition, divestiture and strategic transaction costs	(525)	-	-	(800)	(3,960)	(1,340)
Organizational restructuring, including severance	(1,372)	-	-	-	-	-
Executive retirement costs	-	-	-	-	(250)	-
Restructuring expenses	-	-	-	-	-	20
Non-GAAP Adjusted direct operating expenses	$ 24,316	$ 24,352	$ 28,504	$ 114,944	$ 95,288	$ 54,404
Total cash direct operating expenses per BOE	$ 11.73	$ 10.87	$ 11.71	$ 11.44	$ 12.52	$ 14.75
Operating expenses per BOE	$ 134.22	$ 43.72	$ 28.80	$ 29.09	$ 29.21	$ 28.63
Non-GAAP Adjusted direct operating expenses per BOE	$ 10.88	$ 10.87	$ 11.71	$ 11.36	$ 11.99	$ 14.40

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Reconciliation of GAAP "General and Administrative Expenses" to Non-GAAP "Adjusted Cash General and Administrative Expenses" Reconciliation of GAAP “General and Administrative Expenses” to Non-GAAP “Adjusted Cash General and Administrative Expenses” Adjusted cash general and administrative expenses is a supplemental non-GAAP financial measure that excludes certain non-recurring expenses and non-cash share-based compensation expense. We believe that the non-GAAP measure of Adjusted cash general and administrative expenses is useful to investors because it provides readers with a meaningful measure of our recurring G&A expense and provides for greater comparability period-over-period. Year Ended December 31, 3Q'20 2Q'20 2Q'20 3Q'19 2017 (in thousands, except per BOE amounts) General and administrative expenses - direct   $ 7,810   $ 7,035   $ 6,374   $ 5,830   $ 14,392 Share-based compensation - equity-classified awards 775 951 856 1,046 3,809 GAAP General and administrative expenses   8,585   7,986   7,230   6,876   18,201 Less: Share-based compensation - equity-classified awards (775) (951) (856) (1,046) (3,809) Significant special charges: Acquisition, divestiture and strategic transaction costs   (525)   -   -   -   (1,340) Organizational restructuring, including severance (1,372) - - - - Restructuring expenses   -   -   -   -   20 Non-GAAP Adjusted cash general and administrative expenses $ 5,913 $ 7,035 $ 6,374 $ 5,830 $ 13,072 GAAP General and administrative expenses per BOE   $ 3.84   $ 3.56   $ 2.97   $ 2.58   $ 4.82 Non-GAAP Adjusted cash general and administrative expenses per BOE $ 2.65 $ 3.14 $ 2.62 $ 2.18 $ 3.46

Non-GAAP Reconciliation – Free Cash Flow (“FCF”) Free Cash Flow is a non-GAAP financial measure that management believes illustrates our ability to generate cash flows from our business that are available to be returned to our providers of financing capital represented primarily by our debt holders as we do not currently have a dividend or share repurchase program. We present Free Cash Flow as the excess (deficiency) of Discretionary cash flow over Capital additions, net. Discretionary cash flow is defined as Adjusted EBITDAX (non-GAAP measure defined and reconciled to GAAP net income above) less interest expense and debt issue costs and adjustments for income taxes (paid) refunded and changes for working capital. Capital additions represent our committed capital expenditure and acquisition transactions, net of any proceeds from the sales or disposition of assets. Free Cash Flow is also defined as net cash provided by operating activities less net cash used in investing activities and debt issuance costs paid, plus other, net. We believe Free Cash Flow is commonly used by investors and professional research analysts for the valuation, comparison, rating, investment recommendations of companies in many industries. Free Cash Flow should be considered as a supplement to net income as a measure of performance and net cash provided by operating activities as a measure of our liquidity. Definition and Explanation of Free Cash Flow Three Months Ended Nine Months Ended Twelve Months Ended September 30, 2020 September 30, 2020 September 30, 2020 (in thousands) GAAP Net cash provided by operating activities   $ 60,828   $ 189,723   $ 265,704 GAAP Net cash used in investing activities (26,183) (138,927) (210,497) Debt issuance costs paid   (6)   (78)   (78) Other, net (1,068) - - Non-GAAP Free cash flow   $ 33,571   $ 50,718   $ 55,129 Adjusted EBITDAX, as reported   $ 63,658   $ 208,938   $ 303,684 Interest expense, as reported, less non-cash interest (7,375) (22,944) (31,577) Income taxes refunded   -   2,471   4,942 Debt issue costs paid (6) (78) (78) Working capital and other, net   (14,665)   (39,772)   (60,283) Discretionary cash flows 41,612 148,615 216,688 Capital expenditures, as reported   (8,042)   (97,981)   (162,604) Proceeds from asset sales 1 84 84 Sales and use tax refunds applied to capital additions   -   -   961 Capital additions, net (8,041) (97,897) (161,559) Non-GAAP Free cash flow   $ 33,571   $ 50,718   $ 55,129 Net Debt at beginning of period   $ 537,455   $ 554,602   $ 559,013 Less: Net debt at end of period (503,884) (503,884) (503,884) Non-GAAP Free cash flow   $ 33,571   $ 50,718   $ 55,129

Definition of Net Debt Net Debt Net debt, excluding unamortized discount and debt issuance costs is a non-GAAP financial measure that is defined as total principal amount of long-term debt less cash and cash equivalents. The most comparable financial measure to net debt, excluding unamortized discount and debt issuance costs under GAAP is principal amount of long-term debt. Net debt is used by management as a measure of our financial leverage. Net debt, excluding unamortized discount and debt issuance costs should not be used by investors or others as the sole basis in formulating investment decisions as it does not represent the Company’s actual indebtedness. December 31, September 30, 2020 June 30, 2020 December 31, 2019 September 30, 2019 2019 2018 2017 Credit Facility     $ 324,400   $ 359,400   $ 362,400   $ 370,400   $ 362,400   $ 321,000   $ 77,000 Second Lien term loan, excludes unamortized discount and issue costs 200,000 200,000 200,000 200,000 200,000 200,000 200,000 Cash and cash equivalents     (20,516)   (21,945)   (7,798)   (11,387)   (7,798)   (17,864)   (11,017) Net Debt $ 503,884 $ 537,455 $ 554,602 $ 559,013 $ 554,602 $ 503,136 $ 265,983